                             AGREEMENT OF AMENDMENT


         AGREEMENT OF AMENDMENT ("Amendment") dated as of February 21, 1997 among WESTCHESTER PREMIUM ACCEPTANCE CORPORATION (the "Company"), the banks listed on the signature pages hereto (the "Banks"), and DRESDNER BANK AG, NEW YORK BRANCH, as agent for the Banks (the "Agent").

                                  WITNESSETH:

         WHEREAS, the Company, the Banks and the Agent are parties to that certain Loan Agreement dated as of July 30, 1996 (the "Loan Agreement");

         WHEREAS, the parties hereto wish to amend the Loan Agreement in certain respects as hereinafter provided;

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

         SECTION 1.  Defined Terms.

         (a) Unless otherwise defined herein, the terms used herein shall have the meanings assigned to such terms in the Loan Agreement.

         (b) As used in this Amendment the term "Amendment Effective Date" shall mean the first date on which (i) the Agent shall have received fully executed counterparts to this Amendment and (ii) each of the conditions precedent set forth in Section 3 hereof have been satisfied or waived by the parties hereto

         Section 2 Amendments to Loan Agreement.

         (a) Section 1.1 of the Loan Agreement is amended by adding the following sentence at the end of the definition of "Borrowing Base":

                 "Notwithstanding anything to the contrary contained herein, in no event shall there be included as part of the Outstanding Balance of any Eligible Receivable (A) unearned interest and
                 (B) payables to insurance carriers."

         (b) Section 1.1 of the Loan Agreement is further amended by adding the language ", or partnership or other ownership interests in," after the phrase "capital stock of" in the second line of the definition of "Capital Stock".

         (c) Section 1.1 of the Loan Agreement is further amended by replacing the definition of "Commitment" set forth therein with the following:

         "Commitment" means either (i) when used with reference to a Lender at the time any determination is to be made, the amount set opposite the name of such Lender below, as the same may be lowered in accordance with the terms hereof, or (ii) when used with reference to any Lender, the commitment of such Lender to make Loans hereunder in an amount equal to the amount described in the foregoing clause (i), as the context may require:

         Dresdner                                                 $25,000,000.00
         Bank One                                                  18,181,818.18
         NationsBank                                                6,818,181.82

       (d) Section 1.1 of the Loan Agreement is further amended by adding the language ", the Receivables Purchase Agreements" after the phrase "Finance Contracts" in the definition of "Program Documents".

       (e) Section 1.1 of the Loan Agreement is further amended by adding the following definition following the definition of "Receivable":

       "Receivables Purchase Agreements" means the Receivables Purchase Agreements, each dated as of February 21, 1997, between the Borrower and each of Elite Premium Finance Limited and Westchester Premium Acceptance Corporation of California, as the same may from time to time be extended, amended, supplemented, waived or modified.

       (f) Section 1.1 of the Loan Agreement is further amended by replacing the definition of "Termination Event" set forth therein with the following:

       "Termination Event" shall mean (i) any Reportable Event with respect to a Plan, as to which the requirements of Section 4043 (a) of ERISA have not been waived by the PBGC (provided that a failure to meet the minimum funding standard of Section 302 of ERISA shall be a reportable event regardless of the issuance of any waivers by the PBGC); (ii) the filing of a notice of intent to terminate any Plan under Section 4041 of ERISA or any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan; (iii) the complete or partial withdrawal of the Borrower, any of its Subsidiaries or the Parent from a Multiemployer Plan or the receipt by the Borrower, any of its Subsidiaries or the Parent of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;
       (iv) the institution of a proceeding by a fiduciary of any Multiemployer Plan against the Borrower, any Subsidiary or the Parent to enforce
       Section 515 of ERISA; or (v) any event or circumstance under which the Borrower, any Subsidiary or the Parent may reasonably be expected to incur any liability under Title IV of ERISA with respect to any Plan other than liabilities to make contributions and pay premiums in the ordinary course.

       (g) Articles VII, VIII, IX and X of the Loan Agreement are hereby amended to read in their entirety as set forth in Exhibit A hereto.

       (h) Exhibit E to the Loan Agreement is hereby amended by adding thereto the form of Premium Finance Agreement set forth in Exhibit B hereto.

       SECTION 3.  Conditions Precedent to Effectiveness.

       The occurrence of the Amendment Effective Date is subject to the satisfaction of the following conditions precedent:

       (a)    The representations and warranties of the Company set forth in
Section 4 of this Amendment shall be true and correct as of the Amendment Effective Date.

       (b) The Parent shall have made a cash capital contribution in the amount of $3,000,000 to the Company, and the Agent shall have received evidence satisfactory to it of the fulfillment of this condition.

       (c) The Company shall have paid to the Agent, for the ratable account of the Lenders, an amendment fee in the amount of $25,000.

       (d) The Company shall have consummated its acquisition (the "Acquisition") of Elite Premium Finance, Limited, a Texas limited partnership ("Elite"), through the acquisition of all the capital stock of its constituent partners, pursuant to acquisition documentation which shall be in form and substance reasonably satisfactory to the Agent, and all regulatory approvals necessary in connection with such acquisition shall have been obtained and each condition precedent to the consummation of the Acquisition shall have been satisfied and not waived except with the consent of the Agent and the Lenders, and the Agent shall have received copies of all documents and opinions as shall be deemed necessary by it to establish the satisfaction of this condition.

       (e) The Lenders shall have completed their review of the assets being acquired (directly or indirectly) by the Company in the Acquisition, and shall be satisfied in their sole discretion with the types and quality of the assets being so acquired.

       (f) The Agent and each Lender shall have received audited consolidated financial statements of E.W. Blanch Holdings ("Blanch"), the parent of Elite, for the fiscal year ended December 31, 1995 and unaudited financial statements of Blanch for the nine-month period ended September 30, 1996, each of which shall be satisfactory in form and substance to the Agent and each Lender.

       (g) The Agent shall have received an opinion of counsel to the Company and the parent, addressed to the Agent and the Lenders, in form and substance satisfactory to it.

       SECTION 4.  Representations and Warranties.

       The Company hereby represents and warrants as of the date hereof and the Amendment Effective Date that (i) the representations and warranties of the Company contained in the Loan Agreement are true and correct in all material respects at and as of each such date (except to the extent such representations and warranties expressly relate solely to an earlier date), provided that all references in such representationS and warranties to the Loan Agreement shall refer to the Loan Agreement as amended hereby, and (ii) after giving effect to this Amendment there shall exist no Event of Default.

       SECTION 5.  Execution in Counterparts.

       This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

       SECTION 6.  Binding Effect.

       This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

       SECTION 7.  Governing Law.

       This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

       SECTION 8.  Severability of Provisions.

       Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

       SECTION 9.  Captions.

       The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

       SECTION 10.  Amendment Effective Date.

       This Amendment shall be effective on the Amendment Effective Date.

       SECTION 11.  Loan Agreement to Remain in Full Force and Effect.

       Except as amended hereby, the Loan Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects. All references in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and all references to the Loan Agreement in any other agreement or document, shall hereafter be deemed to refer to the foregoing agreements as amended hereby.

       SECTION 12. Consent of Parent. Titan Holdings, Inc. hereby joins this Amendment as a consenting party to the amendments effected to the Loan Agreement hereby, and hereby ratifies and confirms that the Guarantee shall apply to all obligations of the Company under the Loan Agreement as amended hereby.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                            WESTCHESTER PREMIUM ACCEPTANCE
                                               CORPORATION

                                            By: /s/ MERLE HARRIS
                                               --------------------------------
                                            Title: Vice President



                                            DRESDNER BANK, AG, NEW YORK AND
                                            GRAND CAYMAN BRANCHES,
                                            as Agent and as a Bank


                                            By: /s/ THOMAS J. NADRAMIA
                                               --------------------------------
                                            Title: Vice President


                                            By: /s/ BRIGILLE SOCIR
                                               --------------------------------
                                            Title: Asst Treasurer



                                            BANK ONE TEXAS N.A.


                                            By: /s/ [ILLEGIBLE]
                                               --------------------------------
                                            Title: Senior Vice President


                                            NATIONSBANK OF TEXAS, N.A.


                                            By: /s/ RICHARD HOLT
                                               -------------------------------
                                            Title: Senior Vice President



                                            Consented and Agreed to:

                                            TITAN HOLDINGS, INC


                                            By: /s/ MIKE GRANDSTAFF
                                               --------------------------------
                                            Title: Sr. Vice President, CFO,
                                                   Treasurer

                                                                       Exhibit A




                                  ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES


       The Borrower represents and warrants to each Lender on the date hereof and on each borrowing of a Loan that:

       SECTION 7.1 Organization, Powers, etc. The Borrower and each of its Subsidiaries is a corporation or partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is duly qualified to do business as a foreign corporation in each other jurisdiction in which the conduct of its business requires such qualification. The Borrower, and each of its Subsidiaries, has all requisite power (corporate or otherwise) and authority to conduct its business as contemplated to be conducted, to own its properties and to execute, deliver, and perform all of its obligations under this Agreement and the other Program Documents to which it is a party.

       SECTION 7.2 Corporate Authority, etc. The execution, delivery and performance by the Borrower and each of its Subsidiaries of this Agreement and the other Program Documents to which it is a party have been duly authorized by all necessary action (corporate or otherwise), on its part and do not and will not (i) violate any provision of any Applicable Law or of its certificate of incorporation, by-laws, partnership agreement or certificate of limited partnership, as the case may be, (ii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which it is a party or by which it or any of its properties are bound, or (iii) result in, or require, the creation or imposition of any mortgage, deed of trust, assignment, pledge, Lien, security interest or other charge or encumbrance of any nature upon or with respect to any of its properties except as otherwise provided by this Agreement and the Security Agreement; nor is it in violation of any Applicable Law or in default under any such indenture, agreement, lease or instrument.

       SECTION 7.3 Government Approvals. No authorization, consent, approval, license, exemption of or filing or registration with any Governmental Authority or other Person, is or will be necessary to the valid execution, delivery or performance by the Borrower and its

Subsidiaries of this Agreement and the other Program Documents to which each is a party.

       SECTION 7.4 Government Regulation. Each of the Borrower and each of its Subsidiaries is not subject to regulation under the Investment Company Act of 1940, as amended, or any other federal or state statute or regulation which limits the ability of the Borrower and its Subsidiaries to incur indebtedness or the ability of the Borrower and its Subsidiaries to consummate the transactions contemplated by this Agreement and the other Program Documents.

       SECTION 7.5 Valid and Binding Obligations. This Agreement and the other Program Documents to which the Borrower and its Subsidiaries are parties are the legal, valid and binding obligations of the Borrower and its Subsidiaries, as the case may be, and are enforceable against the Borrower and each Subsidiary in accordance with their terms.

       SECTION 7.6 Litigation. There are no actions, suits or proceedings pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any Subsidiary of the Borrower, the business or any property of any of them, or involving the legality, validity or enforceability of any Program Document at law or in equity before any Governmental Authority, which, if adversely determined, could have a material adverse effect on the business, operations, property or financial or other condition of the Borrower.

       SECTION 7.7 Use of Proceeds. No part of the proceeds of any Loan will be used to purchase or carry any "margin stock" (as defined in Federal Reserve Regulation U) or to extend credit to others for such purpose. Neither the Borrower nor any of its Subsidiaries engages in, nor has as one of its important activities, the business of extending credit for the purpose of purchasing or carrying any margin stock.

       SECTION 7.8 Accuracy of Information. All information, financial or otherwise, written or verbal, furnished or to be furnished at any time by or on behalf of the Borrower or any of its Subsidiaries, to any Lender is and will be true, complete and accurate in all material respects as of its date, and does not or will not contain any untrue statement of a material fact or omit to state a material fact as of such date.

       SECTION 7.9 Accuracy of Representations and Warranties. The representations and warranties of the Borrower and each of its Subsidiaries contained in each Program Document to which it is a party are and will be true and correct as of the date given.

       SECTION 7.10 Financial Position. (a) The consolidated balance sheets of the Parent and its consolidated Subsidiaries as at December 31, 1995 and the related statements of income and shareholders' equity of the Parent and its consolidated Subsidiaries for the fiscal year then ended, audited by its independent accountants, copies of which have been furnished to the Lenders, present the consolidated financial position of the Parent and its consolidated Subsidiaries as at such date and the consolidated results of the operations of the Parent and its consolidated Subsidiaries for the period ended on such date, all in accordance with GAAP; and

              (b) The unaudited balance sheet of the Borrower at December 31, 1995 and the related statement of income of the Borrower for the fiscal year then ended, copies of which have been furnished to the Lenders, present the financial position of the Borrower as at such date and the results of the operations of the Borrower for the period ended on such date, all in accordance with GAAP.

       SECTION 7.11 Pledge of Collateral. The Collateral Agent on behalf of each Lender, pursuant to the Security Agreement and the actions taken thereunder, holds a valid, perfected and first priority security interest in the Assigned Collateral free and clear of all Liens.

       SECTION 7.12 Title to Assigned Collateral. The Borrower has legal title to all of the Assigned Collateral owned by it on the date hereof, and will have legal title to all assets included in the Assigned Collateral at any time subsequent to the date hereof, free and clear of all Liens, except as contemplated by the Security Agreement.

       SECTION 7.13 Tax Returns. Except for taxes being contested in good faith by appropriate proceedings diligently pursued and for which adequate reserves have been established, the Borrower and each of its Subsidiaries (i) has filed all federal tax returns and state tax returns for the state in which it is organized and the state in which it has its principal place of business, and all other state and local tax returns required to be filed by it, and (ii) has not failed to pay any taxes, or interest and penalties relating thereto, on or before the due dates thereof There are no federal, state or local tax liabilities of the Borrower or any of its Subsidiaries due or to become due for any tax year ended on or prior to the date of execution of this Agreement relating to the Borrower, or any of its Subsidiaries, whether incurred in respect of or measured by the income of the Borrower or any of its Subsidiaries, which are required to be reflected in accordance with GAAP in the financial statements delivered pursuant to Section
7.10 and have not been so reflected, and there are no claims pending, proposed or, to the best of the Borrower's knowledge, threatened against the Borrower or any of its Subsidiaries for past federal, state or local taxes, except those, if any, as to which proper reserves in accordance with GAAP are reflected in such financial statements.

       SECTION 7.14 ERISA. Each Plan of the Borrower and each of its Subsidiaries is in compliance with all of the applicable provisions of ERISA, and each Plan intended to be qualified under Section 401(a) of the Code is so qualified. No Plan of the Borrower or any of its subsidiaries has incurred an "accumulated funding deficiency" (within the meaning of Section 302 of ERISA or Section 412 of the Code) whether or not waived. Neither the Borrower nor any ERISA Affiliate (i) has incurred or expect to incur any liability under Title IV of ERISA with respect to any Plan which could give rise to a Lien in favor of the PBGC, other than liability for the payment of premiums, all of which have been timely paid when due in accordance with Section 4007 of ERISA, (ii) has incurred or expect to incur any withdrawal liability, within the meaning of
Section 4201 of ERISA, (iii) is subject to any Lien under Section 412(n) of the Code or Sections 302(f) or 4068 of ERISA or arising out of any action brought under Sections 4070 or 4301 of ERISA, or (iv) is required to provide security to a Plan under Section 401(a) (29) of the Code. The PBGC has not instituted proceedings to terminate any Plan or to appoint a trustee or administrator of any such Plan and no circumstances exist that constitute grounds under Section 4042 of ERISA to commence any such proceedIngs.

       SECTION 7.15 No Material Adverse Change. Since September 30, 1996, there has occurred no event which has or had, or could have, a material adverse effect upon the business, properties, liabilities, condition (financial or otherwise), results of operations or prospects of the Borrower, the Parent, or their respective Subsidiaries or upon the ability of the Borrower, the Parent or their respective Subsidiaries to perform their respective obligations under this Agreement or the other Program Documents to which any of them is a party or upon the ability of the Agent or any Lender to enforce this Agreement or the other Program Documents.

       SECTION 7.16 Compliance with Laws. Each of the Parent, the Borrower and their respective Subsidiaries is in compliance in all material respects with all Applicable Laws, except in each case where the failure to so comply would not have a material adverse effect on the Borrower.

       SECTION 7.17 Chief Place of Business. The chief place of business and chief executive office of the Borrower and the office where the Borrower keeps its records concerning the Receivables are located at San Antonio, Texas.

       SECTION 7.18 Lock-Box Banks; Lock-Box Accounts. The account numbers of all the Lock-Boxes are specified in Schedule III hereto (or as shall have been notified to Collateral Agent and each Lender pursuant to the Security Agreement).

       SECTION 7.19 Franchises, Licenses. The Borrower and its Subsidiaries have all franchises, permits, licenses and other authority as are necessary to enable them to conduct their respective businesses as currently being conducted and as proposed to be conducted, and none of them is in default under any of such franchises, permits, licenses or other authority.

       SECTION 7.20 No Default. The Borrower and each of its Subsidiaries is in compliance with all of the terms and provisions contained herein and in the other Program Documents to which it is a party and no Default or Event of Default has occurred and is continuing.

       SECTION 7.21 Capital Stock. The Parent owns, beneficially and of record, 100% of the issued and outstanding Capital Stock of the Borrower. The Borrower owns, directly or indirectly through Subsidiaries, beneficially and of record, 100% of the issued and outstanding Capital Stock of each of its subsidiaries.

       SECTION 7.22 Trade Names, etc. Except as set forth on Schedule 7.22 to this Agreement, neither the Borrower nor any of its Subsidiaries (a) conducts or transacts, nor has it ever conducted or transacted, business in any jurisdiction under any assumed name, fictitious name, trade name, alternate corporate or partnership name or other like name (each a "Trade Name"), or (b) has made any filing or application with or otherwise sought the approval of any Governmental Authority with respect to the use by the Borrower or such Subsidiaries of a Trade Name in any jurisdiction. Neither the Borrower nor any of its Subsidiaries has at any time (i) incurred any indebtedness under any Trade Name, (ii) granted any security interest or permitted or suffered any Lien to exist against the Borrower or any of its Subsidiaries or any portion of its or any of its Subsidiaries' assets or property, whether real or personal (including, without limitation, any of the Assigned Collateral) under any Trade Name, (iii) executed or filed any financing statement as a debtor under the Uniform Commercial Code as in effect in any jurisdiction under any Trade Name, except pursuant to this Agreement or the Security Agreement, or (iv) had any judgment entered or rendered against it under any Trade Name.


                                  ARTICLE VIII

                             AFFIRMATIVE COVENANTS

       The Borrower covenants and agrees with the Agent and each Lender that from and after the Effective Date and so long as this Agreement shall remain in effect or any Loans or any other amounts owing under this Agreement or any Program Document shall be unpaid, it shall:

       SECTION 8.1 Payment of Taxes, etc. Pay and discharge, and cause each of its Subsidiaries to pay and discharge, all taxes imposed upon it or any such Subsidiary or upon its or any such subsidiary's Income or profits, prior to the date on which penalties attach thereto, and all lawful claims, which, if unpaid, might become a Lien or charge upon any of its or any such subsidiary's assets; provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to pay or discharge any taxes which are being contested in good faith by appropriate proceedings diligently pursued and for which adequate reserves have been established.

       SECTION 8.2 Preservation of Corporate Existence. Continue to, and cause each of its Subsidiaries to continue to, engage in business of the same general type as now conducted; preserve and maintain its existence in the jurisdiction of its organization, and its rights, franchises and privileges material to the conduct of its business as now being conducted; and qualify and remain qualified as a foreign corporation or entity in each jurisdiction in which such qualification is necessary in view of its business operations or the ownership of its properties.

       SECTION 8.3 Compliance with Laws, etc. Comply, and cause each of its Subsidiaries to comply, with the requirements of all Applicable Laws of any Governmental Authority.

       SECTION 8.4 Inspection Rights. At any time and from time to time during normal business hours permit, and cause its Subsidiaries to permit, the Lenders or any agents or representatives thereof, to examine and make copies of the Finance Contracts and all records and books of account related to the Assigned Collateral and the transactions contemplated by the Program Documents and to visit its properties, and to discuss its affairs, finances and accounts with any of its, or any its Subsidiaries', authorized agents or officers.

       SECTION 8.5 Maintenance of Approvals, Filings and Registrations. At all times maintain in effect, renew and comply with, and cause each of its Subsidiaries to maintain in effect, renew and comply with, all the terms and conditions of all consents, licenses, approvals and authorizations as may be necessary or appropriate under any Applicable Law (i) for the execution, delivery and performance of the Program Documents, (ii) to make the Program Documents legal, valid, binding and enforceable against the Borrower and each of its Subsidiaries, and (iii) to conduct its business.

       SECTION 8.6 Reporting Requirements. Furnish or cause to be furnished to the Agent with sufficient copies for each Lender:

              (a) (1) as soon as available, but, in any event not later than ninety (90) days after the end of each fiscal year of the Parent, a copy of the annual audited consolidated financial statements for the Parent and its Subsidiaries for such year, including therein the consolidated balance sheets of the Parent and its

       Subsidiaries as at the end of such year and the related consolidated statements of income and cash flows of the Parent and its Subsidiaries for such year, or statements providing substantially similar information, in each case certified without qualification by an independent public accountant of recognized national standing as fairly representing the financial position and results of operation of the Parent and its Subsidiaries as at and for the year ending on its date and having been prepared in accordance with GAAP; and

                     (2) as soon as available, but, in any event not later than ninety (90) days after the end of each fiscal year of the Borrower, the unaudited consolidated and consolidating balance sheets of the Borrower and each of its Subsidiaries as at the end of such year and the related unaudited consolidated and consolidating statements of income and cash flows of the Borrower and each of its subsidiaries for such year, or statements providing substantially similar information, certified by the chief financial officer of the Borrower as fairly presenting the financial position and the results of operations of the Borrower and each of its subsidiaries as at and for the year ending on its date and as having been prepared in accordance with GAAP;

              (b) (1) as soon as available, but in any event not later than forty-five (45) days after the end of each of the first three quarterly periods of each fiscal year of the Parent, the unaudited consolidated balance sheets of the Parent and its Subsidiaries as at the end of each such quarter and the related unaudited consolidated statements of income and cash flows of the Parent and its Subsidiaries for such quarter and the portion of the fiscal year through such date, certified by a responsible officer of the Parent as fairly presenting the financial position and the results of operations of the Parent and its Subsidiaries in all material respects as at and for the quarter ending on its date and as having been prepared in accordance with GAAP (subject to normal year-end audit adjustments); and

                     (2) as soon as available, but in any event not later than forty-five (45) days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated and consolidating balance sheets of the Borrower and each of its Subsidiaries as at the end of each such quarter and the related unaudited consolidated and consolidating statements of income and cash flows of the Borrower and each of its Subsidiaries for such quarter and the portion of the fiscal year through such date, certified by a responsible officer of the Borrower as fairly presenting the financial position and the results of operations of the Borrower and each of its Subsidiaries as at and for the quarter ending on its date and as having been prepared in accordance with GAAP (subject to normal year-end audit adjustments);

              (c) concurrently with the delivery of the financial statements referred to in Sections 8.6(a) and (b) above, a certificate of a duly authorized officer of the Borrower stating that such officer has reviewed the terms of this Agreement and the other Program Documents to which the Borrower is a party and has made, or caused to be made under his supervision, a review in reasonable detail of the transactions and condition of the Borrower during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that such officer does not have knowledge of the existence as at the date of such certificate, of any Default or Event of Default except as specified in such certificate;

              (d) promptly and in any event within five (5) Business Days after the same are publicly available, copies of all regular and periodic financial information, proxy materials and other information and reports, if any, which the Parent, the Borrower or any of their respective Subsidiaries shall file with the Securities and Exchange Commission or any securities exchange;

              (e) within fifteen calendar days after each calendar month and at such other times as any Lender may require, a Monthly Report prepared by the Borrower as of such calendar month, or at such time as any Lender may require, as the case may be; and

              (f) such other information respecting the Receivables as the Lenders may from time to time request, and such other information with respect to the business, condition or operations of the Borrower, the

       Parent or any of their respective Subsidiaries, financial or otherwise, as any Lender may from time to time reasonably request.

       SECTION 8.7 Performance of Agreements. Duly and punctually pay and perform each of its obligations under this Agreement and the other Program Documents.

       SECTION 8.8 Notices.  Promptly give notice to the Agent and each Lender:

       (a)    of the occurrence of any Default or Event of Default;

       (b) of any (i) default or event of default under any contractual obligation of the Borrower, the Parent or any of their respective Subsidiaries or (ii) litigation, investigation or proceeding to which the Parent, the Borrowers or any of their respective Subsidiaries is a party, including any which may exist at any time between the Parent or any of its Subsidiaries and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, could have a material adverse effect on the business, operations, property or financial or other condition of the Borrower or the Parent or any of their respective Subsidiaries;

       (c) of the occurrence of any event which could have a material adverse effect upon the business, properties, liabilities, condition (financial or otherwise), results of operations or prospects of the Borrower, the Parent or any of their respective Subsidiaries, or upon the ability of the Borrower, the Parent or any of their respective Subsidiaries to perform its respective obligations under this Agreement or any other Program Document to which it is a party;

       (d) of any change to the Borrower's Credit and Collection Policies with respect to or affecting a material amount of the Eligible Receivables;

       (e) of any notification, whether written or oral, made or caused to be made by the Borrower or any of its Subsidiaries to any Obligor affecting the instructions to such Obligor with respect to the address to which such Obligor is to send, or place where such Obligor is to make, any payment to be made in respect of the Receivables; and

       (f) of any notification, whether written or oral, made or caused to be made by the Borrower or any of its Subsidiaries to any Obligor affecting the instructions to such Obligor with respect to any matter (other than such matter specified in (e) above) regarding any payment to be made in respect of a material amount of the Receivables.

Each notice pursuant to this subsection shall be accompanied by a statement of a responsible officer setting forth details of the occurrence referred to therein and stating what action are being taken with respect thereto.

       SECTION 8.9 Compliance with Policies and Contracts. Comply, and cause its Subsidiaries to comply, in all material respects with its Credit and Collection Policies in regard to each Eligible Receivable and each Finance Contract related to such Eligible Receivable.

       SECTION 8.10 Instructions to Obligors. Instructs and cause each of its Subsidiaries to instruct, all Obligors to cause all amounts to be paid by any Person in respect of any Eligible Receivable created after the Effective Date to be deposited directly into a Lock-Box maintained under the Lock-Box Agreement

       SECTION 8.11 Books and Records. Keep, and cause its Subsidiaries to keep, adequate records and books of account, in which complete entries are to be made reflecting their respective businesses and financial transactions in respect of the Assigned Collateral and their respective performance under the Program Documents, such entries to be made in accordance with GAAP as in effect in the United States consistently applied in the case of financial transactions or as otherwise required by Applicable Laws.

       SECTION 8.12 Further Assurances. As from time to time requested by the Agent or any Lender, at the cost and expense of the Borrower, execute and deliver, and cause each Subsidiary to execute and deliver, to the Agent and each Lender all such documents and instruments and do all such other acts and things as may be reasonably required to enable the Agent and each Lender to exercise and enforce its rights under this Agreement, and record and file and re-record and re-file all such documents and instruments, at such time or times, in such manner and at such place or places, all as may be necessary or desirable to validate, preserve and protect the position of the Agent or each Lender under the Program Documents. The Agent and each

Lender may, upon any extension of this Agreement, request an opinion of counsel, selected by the Borrower, and approved by the Agent and the Lenders, with respect to action required to be taken for the protection of the rights of the Agent and the Lenders hereunder and under the other Program Documents.

       SECTION 8.13 Other Agreements. Comply, and cause each of its Subsidiaries to comply, in all respects with all indentures, loan or credit agreements and any other agreement, lease or instrument to which the Borrower or any such Subsidiary is a party.

       SECTION 8.14. Audits. The Borrower shall at the request of the Agent, at its expense, promptly cause an accounting firm or other firm selected by the Borrower and reasonably satisfactory to the Majority Lenders to enter the premises of the Borrower and each of its Subsidiaries and examine and audit the books, records and accounts relating to the Assigned Collateral and the Borrower's and each of its Subsidiaries' performance under the Program Documents, as it relates to the Assigned Collateral, permit such accounting firm to discuss the Borrower's and each of its Subsidiaries' affairs, finances, accounts and performance under the Program Documents with the Borrower's and each of its Subsidiaries' officers, partners, employees and accountants, cause such firm to provide the Lenders with a certified report in respect of the foregoing, which shall be in form and scope reasonably satisfactory to Lenders, and authorize such accounting farm to discuss such affairs, finances, records and accounts with representatives of the Agent and the Lenders; provided, however, that for so long no Default or Event of Default shall be continuing, the Agent shall not request more than four such audits In any calendar year.


                                   ARTICLE IX

                               NEGATIVE COVENANTS

       The Borrower covenants and agrees with the Agent and each Lender that, from and after the Effective Date and so long as this Agreement shall remain in effect or Loans or any other amounts owing under this Agreement or any other Program Documents shall be unpaid, it shall not, directly or indirectly:

       SECTION 9.1 Use of Proceeds. Use the proceeds of the Loans for any purpose other than to pay fees and transaction expenses incurred in connection with the transactions contemplated by the Program Documents and provide funds for general corporate purposes in accordance with the terms of this Agreement.

       SECTION 9.2 Amendments. Amend, or consent to any amendment, waiver, supplement or modification of any term or condition of any Receivable, any Finance Agreement related thereto, or any Lock-Box Agreement in any way that could materially adversely affect the rights of the Agent or Lenders, or permit any of its Subsidiaries to do any of the foregoing.

       SECTION 9.3 Maximum Credits Outstanding. Permit the aggregate principal amount of outstanding Loans to exceed the lesser of (A) the Borrowing Base and (B) the Total Commitment.

       SECTION 9.4 Prohibition of Fundamental Changes. Wind-up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time), whether in one or a series of transactions, all or substantially all of its assets, or permit any of its Subsidiaries to do any of the foregoing.

       SECTION 9.5 Business. Make any change in the character of its business or operations which could impair the collectibility of any Eligible Receivable or adversely affect the rights and remedies of the Agent or the Lenders under the Program Documents, or permit any of its Subsidiaries to do any of the foregoing.

       SECTION 9.6 No Commingling. Deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Lock-Box cash or cash proceeds other than payments made by a Person in respect of Assigned Collateral.

       SECTION 9.7 Chief Place of Business. The Borrower will not, and will not permit any of its Subsidiaries to, move its chief executive office or the place where it maintains the Finance Contracts and other books and records relating to the Assigned Collateral from the location specified in Section 7.17 or move unless (i) the Borrower or such Subsidiary shall have given to the Lenders, not less than 45 days prior written notice of its intention to do so, clearly describing the new location, and (ii) the Borrower or such Subsidiary shall have taken such action, satisfactory to the Agent and the Lenders, to maintain the security interest of the Agent and the Lenders in the Assigned Collateral at all times fully perfected and in full force and effect.

       SECTION 9.8. Liens. The Borrower will not, and will not permit any of its Subsidiaries to, contract for, create, incur, assume or suffer to exist any Lien, security interest, charge or other encumbrance of any nature upon any of the Assigned Collateral, except in respect of the Existing Agreement and as provided for in the Security Agreement.

       SECTION 9.9. Changes to Credit and Collection Policies. The Borrower shall not change its Credit and Collection Policies in any manner which could materially adversely affect the collectibility of the Eligible Receivables.


                                   ARTICLE X

                               EVENTS OF DEFAULT

       SECTION 10.1 Events of Default. In case of the happening of any of the following events (herein sometimes called "Events of Default")

              (a) the principal amount of any Loan or any Note, any interest payable thereon, the Commitment Fee or any other fees or expenses related to this Agreement or the transactions contemplated hereby or any other amount payable under this Agreement shall not be paid in full on the date due and payable and, in the case of a default in the payment of interest, Commitment Fee or any other fees and expenses, such default shall continue unremedied for a period of five days; or

              (b) any representation or warranty made or deemed to be made or reaffirmed by the Borrower, the Parent, their respective Subsidiaries or any other Person herein or in any Program Document, certificate, agreement, instrument or statement contemplated by or made or delivered pursuant to or in connection herewith, shall prove to have been incorrect when made or deemed made; or

              (c) (i) the Borrower or any of its Subsidiaries shall fail to perform or observe any term, covenant or agreement contained in Article IX of this Agreement, or (ii) the Borrower, the Parent or any of their respective Subsidiaries shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or any other Program Document and not otherwise constituting an Event of Default hereunder, and such default shall continue unremedied for a period of 30 days; or

              (d) any Program Document shall, at any time after its execution and delivery, for any reason cease to be in full force and effect (unless such occurrence is in accordance with its terms or after payment thereof) or shall be declared to be null and void or the validity or enforceability thereof shall be contested by the Borrower, the Parent or any of their respective Subsidiaries, or the Borrower, the Parent or any of their respective Subsidiaries shall deny that it has any or further liability or obligation thereunder; or

              (e) the Borrower or any of its Subsidiaries, the Parent, Titan Indemnity Company or Titan Insurance Company shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) admit in writing its inability, or be generally unable, to pay its debts as they become due, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (v) be adjudicated a bankrupt or insolvent, (vi) commence a voluntary case under, or file a petition seeking to take advantage, of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, (vii) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any allegations, or any petition filed, against it in an involuntary case under such Federal Bankruptcy Code or other law, or (viii) take any corporate action for the purpose of effecting any of the foregoing; or

              (f) a proceeding or case shall be commenced without the application or consent of the Borrower or any of its Subsidiaries, the Parent, Titan Indemnity

       Company or Titan Insurance Company of any of them in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of debts, of any of them, (ii) the appointment of a trustee, receiver, custodian, liquidator, supervisor or the like of any of them or of all or any substantial part of their respective assets or (iii) similar relief in respect of any of them under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and such proceeding or case shall continue undismissed or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of sixty consecutive days, or an order for relief against any of them shall be entered in an involuntary case under the Federal Bankruptcy Code (as now or hereafter in effect); or any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied in respect of an obligation (alleged or otherwise) of the Borrower or any of its Subsidiaries, the Parent, Titan Indemnity Company or Titan Insurance Company against a substantial part of its respective properties and such judgment, writ, or similar process shall not be released, vacated, stayed or fully bonded within thirty days after its issue or levy; or

              (g) the Borrower, the Parent or any of their respective Subsidiaries shall fail to pay when due any amount in respect of any in excess of $500,000 in the aggregate for money borrowed or for the deferred purchase price of property created, issued, guaranteed, incurred or assumed by such Person or any other event shall occur or any condition shall exist in respect of any such the effect of which is to cause (or permit any holder thereof or a trustee to cause), without giving effect to the giving of notice or the lapse of time, or both, such to become due prior to its stated maturity; or

              (h) the Parent shall not directly or indirectly own 100% of all of the outstanding Capital Stock of the Borrower, or the Borrower shall not, directly or indirectly, own 100% of all of the outstanding Capital Stock of its subsidiaries; or

              (i) the occurrence of and continuation of an Event of Default as defined in the Titan Credit Agreement; or

              (j) the lien of the Security Agreement in favor of the Collateral Agent shall cease to be a valid assignment of, and valid and perfected first priority lien upon and security interest in, the Assigned Collateral, as security for the repayment of the Borrower's Obligations, or such lien shall cease to be valid as against creditors of the Borrower; or

              (k) a final judgment or judgments for the payment of money in excess of $500,000 in the aggregate shall be rendered by a court or courts against the Borrower, the Parent or any of their respective Subsidiaries, (exclusive of any judgment amount fully covered by insurance where the insurer has admitted liability in respect of such judgment amount), and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof; or

              (l) a Termination Event shall have occurred with respect to a Plan, resulting in the imposition of liability against the Borrower, the Parent, or any of their respective Subsidiaries; or

              (m) the Guarantee shall cease to be in full force and effect or the Parent shall so assert;

then, at any time after the occurrence of such event, the Majority Lenders may direct the Agent to take one or more of the following actions: (i) direct the Agent to give notice (which may be telephone notice confirmed in writing) to the Borrower of the occurrence of an Event of Default, and the date of the giving of such notice shall become the Credit Expiration Date and each Lender's obligation to make Loans shall be terminated; (ii) direct the Agent to, by notice to the Borrower (except that in the case of the occurrence of any Event of Default described in Section 10.1(e) or 10.1(f), no such notice shall be required and such termination and acceleration shall be automatic) declare the unpaid principal amount and interest under the Notes, the Loans and all other amounts payable to the Lenders and the Agent by the Borrower hereunder to be forthwith due and payable, whereupon such amounts shall become forthwith due and payable, both as to principal and interest, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in any Note to the contrary notwithstanding; (iii) as permitted by the Security Agreement, direct the Collateral Agent to deliver a Lock-Box Notice to the Lock-Box Bank and/or direct to Collateral Agent to require that all amounts payable by the Borrower and the Parent in respect of the Borrower's Obligations be remitted directly to the Collateral Account; and
(iv) any and all other and further acts and actions which the Agent or the Lenders may take pursuant to the Security Agreement or under the UCC or other Applicable Law.

                                                                  EXHIBIT B

                       [ELITE PREMIUM FINANCE LTD LOGO]


                P.O. BOX 47533, SAN ANTONIO, TEXAS 78265-8020
                  PHONE (210) 734-1560 -- FAX (210) 734-1532


          PREMIUM FINANCE AGREEMENT -- TRUTH IN LENDING DISCLOSURES


Note No.                  Quote No.                     Producer No.
        ----------------           --------------------             ------------


Insured Name                            Agent Name
SS/Tax ID #         Tel #               Tel #                   Fax #
Address                                 Address
City             State     Zip          City             State     Zip






                                                       SCHEDULE OF POLICIES
-----------------------------------------------------------------------------------------------------------------------------------
                                                  (1) Full Name of Insurance Company and
Policy Prefix                                         Branch Office Address                   Policy   Policy   Taxes
& Number           Eff. Date      FUND            (2) Name & Address of General Agent          Type     Term    & Fees     Premium
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                         TRUTH IN LENDING DISCLOSURES -- PAYMENT SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------------
1. TOTAL PREMIUMS       2. CASH DOWN      3. AMOUNT FINANCED    4. FINANCE CHARGE       5. TOTAL OF PAYMENTS    6. DEFERRED
                           PAYMENT       The amount of credit   (incl. Initial Service   The amount you will     PAYMENT PRICE
                                          provided to you on     Charge) The dollar      have paid after you
                                            your  behalf.         amount the credit        have made the
                                                                  will cost you.          scheduled payments.

-----------------------------------------------------------------------------------------------------------------------------------
    ANNUAL             INITIAL SERVICE       NUMBER OF               AMOUNT OF                 PAYMENT              FIRST
PERCENTAGE RATE            CHARGE            PAYMENTS              EACH PAYMENT                DUE DATE           PAYMENT DUE
The cost of your      (incl. in finance
credit as a yearly         charge)
    rate.
-----------------------------------------------------------------------------------------------------------------------------------



SECURITY: You are giving a security interest in unearned premiums and loss payments on the insurance policy being purchased.
LATE CHARGE. If any portion of a payment is late 10 days or more, you will be charged 5 cents for each $1.000 of the original payment amount.
PREPAYMENT. If you pay off early, you may be entitled to a refund of part of the finance charge, but on loans of $100 or less you will not be entitled to a refund of any part of the finance charge.
ANY MONEY RECEIVED AFTER NOTICE OF CANCELLATION HAS BEEN SENT SHALL BE APPLIED TO THE OUTSTANDING INDEBTEDNESS OF THE NOTE BALANCE AND SHALL NOT BE CONSTRUED AS A REINSTATEMENT OF THE INSURANCE POLICY.
See your agreement provisions for any additional information about nonpayment, default, any required repayment in full before the scheduled date, and prepayment refunds and penalties.

                               POWER OF ATTORNEY

In the event of default by insured and the failure of insured to cure default, after receiving notice as required by State Law, Insured hereby appoints Elite Premium Finance, Ltd. (herein referred to as EPF) as its attorney-in-fact to cancel all of the aforementioned policies, and to receive and receipt for any unearned or return premium, and either to execute any check or draft therefore in insured's name or to direct the insurance company/ies to make said check or draft payable to EPF. NOTICE TO INSURED: 1) Read this agreement, including the writing on the reverse side (or second page) before you sign, even if advised otherwise. 2) Do not sign this agreement if it contains blank spaces. 3) If more than one insured, the party signing hereto, represents that all insureds have authorized this transaction. WHERE REQUIRED BY STATE LAW, ALL INSUREDS DESIGNATED IN THE POLICIES MUST SIGN. If insured is a corporation, an authorized officer must sign. 4) Warrants that if signed by the agent or broker on behalf of the insured, that they have authorized the agent to sign the agreement on their behalf and received a copy thereof. 5) You are entitled to a completely filed-in copy of the agreement at the time you sign. Keep your copy of this agreement to protect your legal rights. 6) Under the law, you have the right to pay off in advance the full amount due and under certain conditions to obtain a partial refund of the service charge. After applying any sums received from an insurance company to the unpaid balance of the total of payments, the surplus, if any, shall be paid to the insured. If there remains a balance due, the insured must pay that amount to EPF.

Date                By  X
    --------------      ----------------------  --------------------------------
                        Signature of Insured           Type or print name
                        or Broker on Insured's
                        Behalf

NOTICE: DO NOT SIGN THIS AGREEMENT BEFORE YOU READ THE WRITING ON THE REVERSE SIDE (or second page) EVEN IF OTHERWISE ADVISED.

                           PRODUCER REPRESENTATIONS

The undersigned warrants that the insured has received a copy of this Agreement, that the scheduled policies are in full force and effect and the premiums and all other dates indicated therefore is correct. The undersigned recognizes the interests assigned herein and represents that the Insured has authorized this transaction and that the undersigned agent or broker has been authorized by the undersigned and agrees to pay unearned commissions to EPF and unearned premiums when credited.

The undersigned further warrants that ALL COPIES of the "ADDITIONAL REPRESENTATIONS" portions found on the reverse side of this Agreement has been completed.

Date                By  X
    --------------      ----------------------  --------------------------------
                        Signature of Producer          Type or print name

1053-E (Rev. 10/95)

Please return signed                                    Pink - Producer Copy

             REMAINING PROVISIONS OF YOUR PREMIUM FINANCE AGREEMENT

PREPAYMENT:   Insured shall have the right at any time to prepay this note in full or any one or more installments thereof without penalty, and upon prepayment in full shall receive a refund of the unearned finance charge computed according to the sum of the periodic balances method, but on loans $100 or less no portion of any acquisition charge shall be refunded. If such prepayment in full occurs before the 1st installment due date Lender shall retain for each elapsed day from the date the finance charge accrues 1/30th of the portion of the finance charge which could be retained if the 1st installment period were 1 month and the loan were prepaid in full on the 1st installment period due date and the finance charge in excess of such amount shall be refunded to Insured. No refund of less than $1.00 shall be made.

Cancellation: If Insured fails to make the payments at the time and in the amount provided or there is any other default under the terms of the Agreement Lender may cancel the insurance policy(ies) as hereinafter provided. Before such cancellation occurs, Lender shall first mail a written notice to Insured of the intent of Lender to cancel the policy(ies) unless the default is cured within 10 days after the date the written notice is mailed. A copy of such notice of intent to cancel shall also be mailed to the insurance producer. After the expiration of the 10 day period given to cure the default, Lender may cancel the insurance policy(ies) by mailing a notice of cancellation to the Insurance company and the insurance policy(ies) shall be cancelled as if the notice of cancellation had been submitted by Insured. Copies of such notice of cancellation shall also be mailed to Insured at Insured's last known address and to the insurance producer. When any such insurance policy(ies) is cancelled, Lender shall receive the return of unearned premiums and loss payments and credit such amounts on the unpaid balance of this loan and any surplus of $1.00 or more shall be refunded to Insured. This Agreement, and any payments hereunder by Insured to Lender, are subject to a security interest granted by Lender to a financial Institution.

MANNER AND Application OF PAYMENTS: All payments made on this Agreement shall be credited, to the extent of the amount thereof, in the following manner, (i) first, against the amount of accrued but unpaid finance charges and all collectable charges incurred as of the date of such payment; (ii) second, against all principal due and owing on the Agreement as of the date of such payment; and (iii) third, as a prepayment of principal not yet due and owing under the Agreement.

DEFAULT CHARGES. When any portion of a scheduled installment becomes delinquent 10 days or more, the sum or 5 for each $1,00 of the original installment may be assessed and collected as an additional charge.

ACCELERATION: Lender, upon Insured's default in any payment or upon any other act of default under this Agreement is authorized to accelerate and declare due and payable the entire unpaid balance of this note, less unearned finance charges. An increase of any premium under any policy listed in this Agreement and the failure to pay such increased premium within thirty (30) days or notification of the Insured also constitutes default and may result in acceleration of the unpaid balance by Lender. Other acts of default for which the unpaid balance may be accelerated include any check given by Insured for the down payment or any future payment due under this Agreement which is not honored when presented in the bank on which drawn, failure of Insured to comply with any provision of this Agreement, any proceeding in bankruptcy, receivership, or insolvency being instituted by or against Insured, or if any insurance company issuing an insurance policy referred to becomes insolvent, suspends business, or ceases to be qualified to do business. After maturity, the finance charge shall be computed at the highest rate permitted by applicable law. Insured hereby waives presentment, protest, and notice of dishonor.

AMENDMENT: Should additional premium be due as a result of changes in Insured's policy(ies) or adjustments of the rate classification, Insured hereby grants Lender the authority to pay the additional premium and to amend this Agreement accordingly. Such additions shall be accomplished by Lender furnishing Insured and Insured's producer with a written memorandum of Agreement prior to the 1st scheduled payment date of the amended transaction.

SECURITY: Until Lender has been paid the full amount owing under this and any other note between Lender and Insured, Insured hereby (a) grants Lender a security interest in unearned premiums which may become payable under any and all policy(ies) and in loss payments or credits under said policy(ies) between Insured and Lender subject, however, to any mortgagee or loss payee interest; and Lender shall have the right to offset any amounts due to Lender under any notes between Lender and Insured with any credit due to Insured under any other notes; and (b) irrevocably appoints Lender to be Insured's attorney-in-fact with full power and sole authority to sign or otherwise execute any and all policies, papers, lost policy releases, and notices necessary to effect cancellation of the policy(ies) herein described and to collect and receive unearned premiums which may become payable under said policy(ies).

LENDER'S & AGENT'S STATUS: It is agreed that Lender is not acting as an insurance carrier, agent or broker and shall have no liability as such. Insured understands and agrees that Insured's insurance agent or broker is not the agent of Lender, that the insurance agent has no power of authority to make agreements or enter into contracts for Lender, and that this Agreement has no force or effect until accepted in writing by Lender.

NOTIFICATION OF INSURANCE COMPANIES: Insured authorizes Lender, at its option, to notify any and all insurance companies issuing insurance policies covered by this Agreement of the terms of this Agreement, and Insured directs said insurance companies to honor all provisions of this Agreement.

TEXAS LAW TO GOVERN/VENUE IN BEXAR COUNTY/REASONABLE ATTORNEYS' FEES: Insured and Lender agree that this Agreement is made subject to and shall be governed by and construed under the applicable laws of the State of Texas and the United States, and any provision of this Agreement contrary to such laws shall be ineffective without invalidating the remaining provisions. Venue for the enforcement or construction of this Agreement shall lie in Bexar County, Texas. Insured agrees to pay all reasonable costs and expenses of collection, including reasonable attorneys' fees, if such obligations are collected by or through an attorney at law. Under no circumstances shall Insured have to pay more interest than is allowed under applicable law for this type of loan, and if Lender inadvertently contracts for charges, or receives more interest than is allowed, Lender will either refund the excess to Insured or apply it to the unpaid balance of the loan.

ASSIGNMENT. Insured warrants that the insurance policy(ies) set forth, or a binder for such policy(ies) has been issued to Insured and is in full force and effect, and that there has been no assignment of any interest in the insurance policy(ies) except for the assignment to Lender provided herein, and except for the interests of mortgagees and loss payees, without the written consent of Lender, but if much approved assignment by Insured is made, this Agreement shall inure to the benefit of and be binding on such assignee. Insured agrees that Lender may assign this Agreement, and in such event this Agreement shall inure to the benefit of and be binding on such assignee.

Insured further agrees that all terms, conditions and provisions of this premium finance agreement will apply to any rewrite with or without lapse or renewal of the original policies reflected herein. In the event of cancellation it is understood and agreed that any loan balance remaining after all unearned premiums have been applied is the responsibility of the Insured and will be paid promptly upon notification of the exact balance due.

                           ADDITIONAL REPRESENTATIONS

1. No audit or reporting form policies or policies subject to retrospective rating or to minimum earned premium are included in this Agreement except as indicated: ____________________________________________________

2. If audit or reporting form policies or policies subject to retrospective rating are included in this Agreement, the deposit or provisional premiums are not less than the anticipated premiums to be earned for the full term of the policies.

3. If any policy is subject to a minimum earned premium, the minimum earned premium is $__________.

4. None of the policies contain provisions which prohibit cancellation within 10 days either by the insured or by the company except as indicated: ______________________________.

5. Unearned premiums on the scheduled policies are computed by the standard short rate or pro rata table, except as indicated: ____________________

6. We have notified EPF of any policies that are subject to the policy premium being fully earned in the event of loss, and we have notified the insurer and the insured that EPF is to be named as a loss payee on any such policies.

7. We are the authorized policy issuing agent of the Insurance companies placing the coverage directly with the Insurance company of all aforementioned policies except ______________ written through:___________